UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Kratos Defense & Security Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 22, 2013. Meeting Information KRATOS DEFENSE & SECURITY SOLUTIONS, INC. Meeting Type: Annual Meeting For holders as of: March 26, 2013 Date: May 22, 2013 Time: 9:00 AM PDT Location: Irvine Amenities Center 9540 Towne Centre Drive, Suite 175 San Diego, CA 92121 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. KRATOS DEFENSE & SECURITY SOLUTIONS, INC. 4820 EASTGATE MALL, SUITE 200 SAN DIEGO, CA 92121 M58444-P36374 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2013 to facilitate timely delivery. M58445-P36374 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Scott Anderson 02) Bandel Carano 03) Eric DeMarco 04) William Hoglund 05) Scot Jarvis 06) Jane Judd 07) Samuel Liberatore The Board of Directors recommends you vote FOR proposals 2, 3, AND 4. 2. To ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2013. 3. To approve an amendment to the Company's 1999 Employee Stock Purchase Plan to increase the aggregate number of shares that may be issued under the plan by 1,500,000 shares. 4. An advisory (non-binding) vote to approve the compensation of the Company's named executive officers. 5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. NOTE: In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. M58446-P36374